Exhibit 99.2

 November 2021  NASDAQ: FBMS

   This IP and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; (5) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management’s plans for the future; (7) credit risk associated with our lending activities; (8) changes in interest rates, loan demand, real estate values, or competition; (9) changes in accounting principles, policies, or guidelines; (10) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; (11) the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; (12) potential increases in the provision for loan losses resulting from the COVID-19 pandemic; and (13) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission, which are available on the SEC’s website, http://www.sec.gov. Undue reliance should not be placed on forward-looking statements. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments, except as required by law. Statements about the potential effects of the COVID-19 pandemic on the Company’s assets, business, liquidity, financial condition, prospects, and results of operations may constitute forward-looking statements and are subject to the risks that the actual effects may differ, possibly materially, from what is reflected in these forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the depth, dispersion and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on customers, employees, third parties and the Company.   2  Forward Looking Statement

 3  The First Bancshares: Building Shareholder Value

   56.6%Q3 ‘21 Efficiency Ratio, Operating (1)  19.3%Total Capital Ratio as of September 30, 2021  5thLargest Bank Headquartered in MS  $5.5bnAssets as of September 30, 2021  12# of Closed Transactions since 2010 (2)  4  Our Company  Company Overview  84Locations in Gulf South: MS, LA, AL, FL & GA  1996Bank Established in Hattiesburg, MS   Source: S&P Global Market Intelligence, Company documents(1) Refer to appendix for “Non-GAAP Reconciliation”(2) Includes 10 whole bank acquisitions, 1 branch acquisition and 1 mortgage company acquisition  1.49% Q3 ’21PTPP ROAA, Operating (1)      FBMS Location (84)  PENSACOLA  DESTIN  GULFPORT  HATTIESBURG  VALDOSTA  BATON ROUGE  MOBILE  JACKSON  TALLAHASSEE

   Continuity of Leadership through Multiple Business Cycles  5    Jerome BrownExecutive VPCommunity Development18 years experience  Hayden MitchellExecutive VPLoan Ops & Mortgage 48 years experience  M. Ray “Hoppy” Cole, Jr.President/CEO36 Years of Experience  Dee Dee LoweryExecutive VP, CFO32 Years of Experience    Responsible for devising and executing a disciplined and successful strategy of organic growth and strategic acquisitions  Eric WaldronPresidentMississippi Region26 years experience  George NoonanPresidentAlabama Region23 years experience  Wade NethPresidentFlorida Region35 years experience  Ronnie FugarinoPresidentLouisiana Region40 years experience  Mit ColeExecutive VP Private Banking13 years experience      Ion MixonExecutive VPRisk Manager22 years experience  Jarrett NicholsonExecutive VPChief Administrative Officer28 years experience  Chris RyalsExecutive VPCOO28 years experience

   Evolution of Our Franchise  December 31, 2009        September 30, 2021  Total Assets ($mm) – Organic and Acquisitive Growth  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q3 ‘21 data as of 9/30/21   FBMS Branch (9)                6  Hattiesburg  2010 – Q3 ‘21 CAGR: 25%        FBMS Branch (82)  FBMS LPO (2)                                  Hattiesburg  Destin  Valdosta  Gulfport  Pensacola

   Improving Geographic Diversification of our Balance Sheet  7  2015 Deposits by State  September 30, 2021 Deposits by State  Source: S&P Global Market Intelligence, Company documents2009 and 2015 data as of 6/30  2015 Loans by State  September 30, 2021 Loans by State  2009 Loans by State  2009 Deposits by State

   Our Market Demographics  8   Source: S&P Global Market Intelligence Note: Demographic information may not be indicative of the characteristics of the particular markets in which we operate(1) Demographic data deposit weighted by county; deposit data as of 6/30/21  ‘21 – ‘26 Projected Population Growth (%)  ‘21 – ‘26 Projected Median HHI Growth (%)  2026 Projected Median HHI ($)  August 2021 Unemployment Rate (%)  (1)  (1)  (1)  (1)

 9    2012  2013  2014  2015  2016  2017  2018  2019  2020  Q1 ‘21  Q2 ‘21  Q3 ‘21  Average Stock Price ($)  $9.21  $12.99  $14.54  $16.40  $18.88  $29.06  $35.08  $31.79  $24.54  $33.57  $38.54  $38.62  Average Market Capitalization ($)In Millions  $28.5  $57.3  $75.8  $88.1  $101.4  $277.4  $455.0  $542.9  $505.7  $707.5  $810.0  $811.7  Average Daily Volume (shares)  1,679  3,841  4,453  7,387  3,819  24,078  34,841  48,983  77,982  55,710  52,817  71,087  Price/LTM EPS (x)  8.1x  14.6x  12.2x  11.8x  16.8x  29.7x  18.7x  15.1x  12.8x  12.8x  13.4x  13.8x  Price/Tangible Book (%)  78.8%  130.6%  120.0%  140.0%  177.9%  230.0%  179.2%  188.2%  147.6%  168.2%  165.8%  168.4%  Market Information and Historical Pricing  Source: S&P Global Market Intelligence, Company documentsCompany financial data and market data as of 9/30/21

 10  Overview of Potential Whole Bank Opportunities         Source: S&P Global Market Intelligence Data as of most recent quarter available(1) Select Florida markets include banks and thrifts headquartered north of and including the Orlando, FL MSA; excludes merger targets and MHCs  Opportunities by State  Opportunities by Asset Size  Includes all banks and thrifts headquartered in Alabama, Georgia, Louisiana, Mississippi, Tennessee, and select Florida (1) markets with total assets between $450 million and $3.0 billion                                                                                                                                                                                                                                                                                                                        LA  MS  AL  FL  GA  TN  New Orleans  Baton Rouge  Jacksonville  Tallahassee  Huntsville  Birmingham  Chattanooga  Columbus  Atlanta  Knoxville  Nashville  Memphis  Orlando  Jackson  Shreveport  Tampa  Mobile  Montgomery

 Ten Years of Record Earnings  Superior Performance and Execution  Strategically Focused on Acquisitive and Organic Growth  Strong Capital Structure  Situated in Growing Markets  Shareholder Value and Return Demonstrated  Successful Leadership Team  11  Seven ReasonsTo Invest in The First

   Moved as many as practical employees to work by remote accessIncreased the frequency of facility janitorial servicesRotated access as much as practical for employees whose function could not be performed remotelyProvided lunch daily to on site personnel to limit their off premise exposure during the day; rotate purchasing our meals from our restaurant clients in each market to help support them during this emergencyInformed employees of CDC and Internal recommendations, procedures and protocols concerning: social distancing, business travel, sanitation and disinfection; weekly system wide calls to re-enforce procedures; distributed inventory of masks, sanitizers, and disinfectants   12  COVID-19 Pandemic Response   Source: Company documents Data as of 9/30/21(1) Total loans as of 9/30/21 excludes $27.0 million of PPP related loans  Customers & Communities  Paycheck Protection Program (PPP)  Employees  Enacted the Pandemic section of our internal Business Continuity PlanRestricted access to lobbies to “by appointment only” and maintained full drive thru serviceAssisted customers by granting modifications, peaking at $676 million at April 30, 2020 or ~22% of loans; modifications have since declined to $27.8 million as of September 30, 2021 or 0.9% of loans (1)Improved and upgraded electronic delivery and execution of documents system wide to limit in person exposure but maintain business volume      Participated actively in the Paycheck Protection Program to assist our commercial customersAs of September 30, we have 1,185 PPP loans totaling $27.0 million (~0.9% of total loans)Funded loans to a variety of industries including Hotels, Restaurants, Retail, Convenience Stores and HealthcareAverage loan size of $73,500

   13  Credit Highlights    Franchise and Management Strength   Gulf South markets remain resilient through the COVID pandemic; unemployment well below national average84 locations across 5 states; ranked in the top 10 by deposit market share by county / parish in ~72% of our franchiseGeographically diversified loan portfolioExperienced, performance driven management team with local market knowledge    Granular Loan and Deposit Portfolio   64% loan-to-deposit ratioCore funded franchise with 97.5% core deposits and 0.23% cost of depositsIncreased monitoring of hotel, restaurant and retail portfolioPrudent credit culture and pristine asset quality in light of deferrals    Strong Profitability and Capital Position  Consistent historic improvement in profitability metrics and differentiated sources of revenueSolid PTPP ROAA (1.49% in Q3 ‘21) to support capital generation and potentially absorb any loan lossesCapital ratios far in excess of well capitalized minimums (Q3 ’21 CET1 Ratio of 14.1% and Total Capital Ratio of 19.3%)Q3 ‘21 56.6% efficiency ratio, operating   Source: S&P Global Market IntelligenceData as of or for the three months ended 9/30/21

   14  Geography  Mobile, AL MSA  Tallahassee, FL MSA  Tallahassee, FL MSA  Hammond, LAMSA  Destin, FLMSA  Valdosta, GA MSA    Date Closed  March ‘18  April ‘18  November ‘18  March ‘19  November ‘19  April ‘20    Branches  9  5  6  7  6  8  41  Purchase Price  Cash & Stock: $60.0M  Cash & Stock: $30.5M  Cash & Stock: $80.0M  All Stock: $86.1M   Cash & Stock: $84.3M  All Stock: $47.9M  --  Assets  $398.5M  $213.1M  $477.1M  $375.7M  $428.5M  $535.7M  $2.4B  Loans  $269.9M  $173.1M  $331.6M  $247.8M  $248.9M  $394.6M  $1.7B  Deposits  $357.3M  $154.2M  $428.1M  $313.4M  $372.3M  $475.9M  $2.1B  Detailed Internal & 3rd Party Loan Review                Target Assets / FBMS Assets  ~22%  ~10%  ~19%  ~13%  ~12%  ~13%    TotalGained:  Building Franchise ValueSix Acquisitions | Closed 2018 – ‘21

 15  Financial results

   EPS  Net Income ($mm)  16  Pre-tax Pre Provision Income ($mm), Operating (1)  PTPP ROAA, Oper. (1)   Source: S&P Global Market Intelligence Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter(1) Refer to appendix for “Non-GAAP Reconciliation”  Historical Performance Over TimeTen Years of Record Earnings  $0.82  $1.16  $0.96  $1.19  $1.55  $1.57  $1.11  $1.62  $2.55  $2.52  1.61%  1.79%  1.62%  1.87%  1.74%  2.03%  1.75%  1.42%  1.49%

   4.05%  Net Interest Income Over Time  3.74%  3.99%  3.59%  3.44%  3.70%  3.72%  3.71%  Net Interest Income ($mm)  NIM  3.63%  3.83%  3.93%  3.58%  4.06%  3.51%  3.93%  3.34%  4.00%  Source: S&P Global Market IntelligenceAnnual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter  4.00%  3.14%  3.25%  17

 Execution of Strategic Vision  18  Source: S&P Global Market Intelligence, Company documentsPricing data as of 10/13/21  Price Performance since 12/31/08  In 2009, FBMS formulated a strategic vision focused on branch expansion and acquisition of banks with assets less than $500 million in MS, AL, LA, FL and GA  $9.04  $39.00  3/22/13$20.0M Preferred Stock Offering  4/30/13Acquired First National Bank of Baldwin County  7/1/14Acquired BCB Holding Company, Inc.  12/14/15Acquired Mortgage Connection, LLC  10/24/16$63.3M Preferred Stock Offering  1/1/17Acquired Gulf Coast Community Bank  1/1/17Acquired Iberville Bank  10/26/17$58.4M Common Stock Offering`  3/1/18Acquired South West Banc Shares, Inc.  4/1/18Acquired Sunshine Financial, Inc.  5/1/18$66.0M Subordinated Debt Offering  10/31/18Acquired FMB Banking Corp.  3/1/19Acquired FPB Financial Corp.  10/31/19 Acquired First Florida Bancorp, Inc.  4/3/20 Acquired Southwest Georgia Financial Corporation  9/25/20$65.0M Subordinated Debt Offering  9/2/21Announced branch acquisition from divested deposits of BXS-CADE

   Historical Profitability Trends  19   Source: S&P Global Market Intelligence, Company Documents Data as of or for the three months ended each respective quarter(1) Refer to appendix for “Non-GAAP Reconciliation”   Reported ROAA (%)  ROAA, Operating (%) (1)  Reported ROATCE (%) (1)  ROATCE, Operating (%) (1)    1.74%    1.62%    1.61%    1.42%  PTPP ROAA, Oper. (1)    1.49%

   20  Historical Profitability Trends  Non-interest Income, Oper. / Adj. Operating Revenue (%) (1)  Non-interest Income YTD (%)  Efficiency Ratio, Operating (%) (1)  Adjusted Operating Expense / Average Assets (%) (1)   Source: S&P Global Market Intelligence, Company Documents Data as of or for the three months ended each respective quarter, YTD data for the nine months ended 9/30/21(1) Refer to appendix for “Non-GAAP Reconciliation”

   Historical Balance Sheet Growth  21  Assets ($mm)  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q3 ’21 data as of 9/30/21  Loans ($mm)  Deposits ($mm)  2011 – Q3 ‘21 CAGR: 23%  2011 – Q3 ‘21 CAGR: 24%  2011 – Q3 ‘21 CAGR: 24%

     Source: S&P Global Market Intelligence Note: Assets shown as of next quarter after close; dates are as of transaction close, unless otherwise specified      3/22/2013$22.0M Equity OfferingAssets: $789 million    4/23/2013Acquired First Baldwin Bancshares, Inc. Assets: $965 million  7/1/2014Acquired BCB Holding Company, Inc. Assets: $989 million    1/1/2017Acquired Gulf Coast Community BankAssets: $1.8 billion  12/14/2015Acquired Mortgage Connection, LLCAssets: $1.1 billion    10/24/2016$63.3M Equity OfferingAssets: $1.3 billion    1/1/2017Acquired Iberville BankAssets: $1.8 billion    10/26/2017$58.4M Common Stock OfferingAssets: $1.8 billion  3/1/2018Acquired South West Banc Shares, Inc.Assets: $2.3 billion    4/1/2018Acquired Sunshine Financial, Inc. Assets: $2.5 billion    5/1/2018$66.0M Subordinated Debt OfferingAssets: $2.5 billion  10/31/2018Acquired FMB Banking CorporationAssets: $3.0 billion    3/2/2019Acquired FPB Financial Corp.Assets: $3.5 billion     10/31/2019Acquired First Florida BancorpAssets: $3.9 billion  4/3/2020Acquired SGBAssets: $5.1 billion  Executing Upon Growth Strategy  Tangible Book Value Per Share Growth  22  Building Upon a Proven Track Record    9/25/2020$65.0M Subordinated Debt OfferingAssets: $5.2 billion            9/30/21

   23  Strong Balance Sheet & Earnings Power  TCE+ALL / Loans (%)  Core Deposits (%)  Efficiency Ratio (%)  Loans / Deposits (%)  3 percentage points higher than peers  3.5 percentage points lower than peers  16 percentage points lower than peers  6.6 percentage points higher than peers   Source: S&P Global Market Intelligence Peer data as of or for the three months ended 9/30/21 Note: Peers include all major exchange traded banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV with total assets between $1 billion and $10 billion

 24  Loan & deposit information

   25  Loan Portfolio Overview  Q3 ‘21 Loan Composition  Historical Loan Composition  Dollars in millions, unless otherwise notedSource: S&P Global Market IntelligenceData as of 12/31 each respective year; Q3 ‘21 data as of 9/30/21    Granular loan portfolio, average loan size excluding PPP is ~$163 thousandTop 25 loans represent ~8% of total portfolioDe Minimis consumer credit card loans ($1.7 million or 0.1% of total loans)Limited energy exposure ($22.4 million or 0.8% of total loans)No Shared National Credits (“SNCs”)

   26  Granular Loan Portfolio  Dollars in millionsSource: Company DocumentsData as of 9/30/21  Size of our top 75 Relationships  Largest individual loan is $15.0 million total committed exposureTotal participations purchased are less than 2% of outstanding balances

   27  COVID-19 Loan Modifications  Loan Modifications Resulting from COVID-19 as of 9/30/21  Loan Modification Trends   Dollars in millions Source: Company documents  Aggregate Loan Modification Trends  Loan Modification Changes in Escalated Monitoring Portfolio Segments

   28  Escalated Monitoring  Dollars in millionsSource: Company DocumentsData as of 9/30/21

   29  Loan Concentrations Over Time  C&D Loan Concentration Over Time  CRE Loan Concentration Over Time  Source: S&P Global Market IntelligenceNote: 100% and 300% are the interagency guidance figures for C&D Concentration and CRE Concentration of a banking institution’s total risk-based capital, respectively

   30  Overview of PPP Activity  As of September 30, 2021, we have 1,185 PPP loans totaling $87.1 million with $1.8 million from round 1 and $85.3 million from round 2 and an average loan size of $71,000Net fees total $4.3 million at September 30, 2021    Dollars in millionsSource: Company documents

   31  Loan Reserves Detail & Nonperforming AssetsSeptember 30, 2021  Dollars in millionsSource: Company documents  RESERVES  TOTAL LOANS $2.961 BILLION $32.4 MILLION 1.09%  LOAN BALANCES  ALLL/CREDIT MARK  ALLL/MARK TO LOANS  NON PERFORMING ASSETS  BALANCES  % OF LOANS + OREO  LEGACY $18.3 MILLION 0.61%  TOTAL NON PERFORMING ASSETS $28.0 MILLION 0.95%  ACQUIRED $9.7 MILLION 0.34%

   32  Asset Quality Over Time  NPAs / Loans + OREO (%)  NCOs / Average Loans (%)  Reserves / NPLs (%)  Reserves / Loans (%)  Source: S&P Global Market IntelligenceYearly data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter

   33  History of Prudent Credit Culture  15-Year NCOs / Avg. Loans vs. Banking Industry (%)  Source: S&P Global Market Intelligence, FDICYearly data as of or for the twelve months ended each respective year Note: FDIC data as of 12/31/2020

   34  Attractive Deposit Portfolio  Q3 ‘21 Deposit Composition (1)  Historical Deposit Composition ($bn)  Cost of Total Deposits Over Time (%)   Dollars in millions unless otherwise noted Source: S&P Global Market Intelligence Annual data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended each respective quarter; deposit mix as of 9/30/21(1) Deposits without reclassification; At September 30, 2021, $828 million of noninterest deposit accounts and $854 million of NOW accounts were reclassified as money market accounts  97.5% core deposits20.5% non-interest bearing demand deposits

 35  Capital & Liquidity

   36  Capital Position  TCE / TA (%) (1)  Leverage Ratio (%)  Total Risk Based Capital Ratio (%)  CET1 Ratio (%)   Source: S&P Global Market Intelligence Data as of 12/31 of each year, respectively; Q3 ‘21 data as of 9/30/21(1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix

   37  Liquidity Position  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q3 ‘21 data as of 9/30/21  Gross Loans / Deposits (%)  Cash & Cash Equivalents / Total Assets (%)

 38  Acquisition of 7 Mississippi Branches from cadence bancorporation / Bancorpsouth bank

   StrategicRationale  Advances strategy of building a regional community bank across the SoutheastStrong pro forma deposit market share in Mississippi’s Golden TriangleLow-cost deposits strengthen established funding baseOpportunities to expand relationships with existing customers  Financial Rationale  Attractive pricing:$1.0 million aggregate / ~0.22% deposit premiumApproximately $6 billion in pro forma total assets at closingImmediate, mid-to-high single-digit EPS accretionMinimal TBV dilution with an earnback of less than one yearPro forma capital ratios remain strong; no new capital needed  Risk Mitigation  In-state transaction; market familiarityOn-site meetings with all branch personnel in connection with public announcement and the establishment of an employee retention fundAcquired loans represent less than 1.5% of FBMS’ current loan balanceFBMS may put back any loan to the seller within 180 days of closeFBMS management experienced in acquisitions - completing 11 acquisitions since 2012  39  Transaction Rationale  Source: S&P Global Market Intelligence

   40  Acquisition Highlights  Source: S&P Global Market IntelligenceNote: Deposit data as of 6/30/21  Pro Forma Footprint                                                                                                                                                                                  Albany  Hattiesburg  Valdosta  Panama City Beach   Moultrie  Tallahassee  Destin  Pensacola  New Orleans  Baton Rouge  Shreveport  Jackson  Huntsville  Birmingham  Montgomery  Mobile  Atlanta  Columbus  Jacksonville  Starkville                    Columbus  West Point  Aberdeen  Starkville  Oktibbeha  Lowndes  Clay  Monroe    FBMS Branch (82)  Acquired Branches (7)      FBMS LPO (2)    Acquisition Highlights  Branches: 7Total Deposits: ~$451 MillionNumber of Deposit Accounts: ~17,500Average Cost of Deposits: 0.22%Average Non-Time Deposit Account Tenure: 15 YearsGross Loans: ~$42 MillionAverage Loan Yield: 3.82%Current Branch Personnel: 26

   41  Market Overview: Golden Triangle   Source: S&P Global Market Intelligence, Air Force, Zippia, Mississippi State University, Greater Starkville Development Partnership and Company Documents Note: Legacy deposit data for FBMS as of 6/30/20; FBMS and Golden Triangle demographic data weighted by deposits; Projected growth for the period 2021 - 2026(1) Golden Triangle aggregate of Starkville MSA, West Point MSA and Monroe County (Aberdeen); Acquired deposit data as of 6/30/21  Market Highlights  FBMS Franchise Overview  Top Employers  Projected Household Income Growth    Starkville is home to Mississippi State University, the largest university in the state with an enrollment of just under 23,000 and approximately 6,000 employeesStarkville is ranked a Top 10 location in the South for emerging growth companiesOCH Regional Medical Center in Starkville is a regional medical care hubImmediate proximity to Columbus Air Force Base, one of the USAF’s busiest airfields, where ~1/3 of all pilots train

   42  Pro Forma Deposit Market Share   Source: S&P Global Market Intelligence and Company Documents Note: FDIC deposit data as of 6/30/20; Acquired branch data as of 6/30/21(1) Pro forma for the pending BXS – CADE MOE and announced branch sale to FBMS  Leading pro forma deposit market share in Golden Triangle at a low cost of entry#8 pro forma deposit market share in Mississippi

 43  Appendix

   44  Deposit Market Share by State  Mississippi  Florida  Alabama  Louisiana  Georgia  Source: S&P Global Market IntelligenceData as of 6/30/21Note: Deposits capped at $1.0 bn per branchNote: Deposit data pro forma for pending transactions (excludes FBMS pending branch acquisition)

   45  Deposit Market Share by Select MSAs  Tallahassee, FL MSA  Gulfport-Biloxi, MS MSA  Fort Walton Beach-Destin, FL MSA  Mobile, AL MSA  Baton Rouge, LA MSA  Hattiesburg, MS MSA  Source: S&P Global Market IntelligenceData as of 6/30/21Note: Deposits capped at $1.0 bn per branchNote: Deposit data pro forma for pending transactions

   Historical Financials  46   Source: S&P Global Market Intelligence Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter(1) Non-GAAP measure, see reconciliation to closest GAAP measure

   47  Non-GAAP Reconciliation

   48  Non-GAAP Reconciliation (cont.)

   49  Non-GAAP Reconciliation (cont.)

   50  Non-GAAP Reconciliation (cont.)

   51  Non-GAAP Reconciliation (cont.)